                               COHEN & STEERS
                             ------------------
                             EQUITY INCOME FUND


                             QUARTERLY REPORT

                            SEPTEMBER 30, 1998


COHEN & STEERS
EQUITY INCOME FUND                                             First Class Mail
757 THIRD AVENUE                                                 U.S. Postage
NEW YORK, NY 10017                                                   PAID
                                                                  Boston, MA
                                                               Permit No. 56712


--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

October 15, 1998

To Our Shareholders:

     We are pleased to submit to you our report for the quarter and nine months ended September 30, 1998. The net asset values per share at that date were $10.76, $10.71, and $10.71 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $10.77. In addition, a dividend of $0.17 was declared for shareholders of record on September 23, 1998 and paid on September 24, 1998 to all four classes of shares.

INVESTMENT REVIEW

     For the quarter ended September 30, 1998, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of -6.8% for Class A shares (without giving effect to sales loads or contingent deferred sales charges, if any). Class B and Class C shares both returned -6.9% for the quarter. Class I shares returned -8.8% for the period July 15 through September 30, 1998. This performance compares favorably to the NAREIT Equity REIT Index total return of -10.5%. The Fund's total return for the nine months ended was -8.7% for Class A shares, materially better than the NAREIT Equity REIT Index return of -15.0%. The continued strong relative performance of the Fund validates its strategy of focusing on investments with above-average current income, valuations that are attractive relative to asset value, and visible and stable earnings prospects.

     Never before has the state of real estate finance deteriorated as quickly and dramatically as in the latest three-month period. Whereas at mid-year the equity market was beginning to close to REITs in need of capital, the decline in REIT share prices in the third quarter completely shut off access to equity capital for all publicly traded real estate companies. Despite a sharp rally in mid-September, this year's price decline remains on track to be the worst in REIT history.

     Of greater near-term consequence, however, is the recent shutdown of the real estate debt markets. It is estimated that somewhere between $30 and $40 billion of mortgage loans and commitments have been made by financial institutions to real estate developers and owners. These loans, which are now held on the books of these financial institutions, were expected to be securitized and sold to investors in the form of commercial mortgage backed securities ('CMBS'). The recent widening of yield spreads between U.S. government debt securities and nearly all other debt has left these securities unsold, and in many instances unsalable. The financial institutions holding this paper face substantial losses and, moreover, can no longer make any further loan commitments. Whereas the problems in the equity market primarily affected public companies, the difficulties in the debt market affect the entire real estate industry.

     As a result, the real estate industry is facing a liquidity crisis that is typical for this stage of the economic and real estate cycle. Unlike the end of nearly all other real estate cycles, however, property market conditions are exceptionally good: vacancy rates are low, rents are rising and new construction is sufficient only to meet existing strong demand for space -- hardly the circumstances which should cause investor concern. This has led many in the real estate industry -- both public and private -- to question the wisdom of the financial market mechanism.

     We believe that the absence of demand for both debt and equity real estate securities is a reflection of the market's concern with respect to three issues. First is the future course of the economy. If the weakness in the stock market and strength of the government bond market signal an economic recession, then the resulting decline in demand for space would clearly remove the strongest underpinning of the real estate recovery of the past several years. Second, the dramatic growth of the real estate equity and debt markets over the past several years

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                                       1



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

has raised the specter of potential financial excesses in the real estate markets; simply put, too much money has been chasing real estate. And third, the threat of deflationary pressures on the prices of both hard and financial assets is potentially a devastating one for all investors, particularly those in real estate.

     In contrast to the opinions of many, we believe that the capital markets have behaved magnificently with respect to real estate. Cutting off funding of new development before severe over-building could take place, for example, has dramatically improved the probability of a more mild real estate downturn, if there is to be one at all. Similarly, the closing of the debt markets is punishing both those resorting to high leverage as well as their lenders for imprudent financial practices. Finally, the liquidity squeeze has put an end to an upward spiral of property prices, which, if allowed to go any further, would have reached an unsustainable high level.

INVESTMENT OUTLOOK

     Although REIT investors have clearly suffered short-term pain, the longer-term outlook has dramatically improved. As we have mentioned in the past, the valuation level of REITs, by just about every measure, is as attractive as ever. The decline in prices during the third quarter has only improved that valuation picture. It is therefore our contention that much of the fundamental risk facing the industry is already discounted in the currently depressed share prices. Nonetheless, we believe there may still be some market turbulence before year-end due to potential further fallout from the credit crunch, particularly if one or more major financial institutions were to fail or if widespread concern about an economic slowdown turns into fear of a severe recession. In addition, there may be tax-loss selling before year-end that could further depress stock prices. We would view any further weakness in the REIT group, however, as the final phase of a correction that could lead to a period of strong and sustainable earnings growth and stock market performance.

     The conditions described above have vastly broadened the range of high-return opportunities available to the leading public real estate companies. Competition from debt-financed private competitors has been eliminated, while the property portfolios amassed by many of them will soon be available for acquisition either through outright sale or by foreclosure due to mortgages in default. Though not as severe as the conditions that prevailed in the early 1990's, the improved position of many REITs since that period will enable them to experience substantial growth, just as they did then.

     This renewed opportunity set will likely attenuate the widely anticipated slowdown in profits due to the maturing real estate cycle and the narrowing of acquisition opportunities. In the environment that we foresee in the next year, we believe that REITs may reemerge as vehicles that can provide above-average current income and experience accelerating growth. Further, these conditions will enhance the position of REITs, as the country's most powerful and efficient real estate owners and managers.

     We suspect that this point of view probably represents a minority opinion. In addition, the industry continues to face several hurdles that could suppress investor enthusiasm. Foremost is the continuous need that REITs have for both equity and debt capital, which regularly seems to place an effective ceiling on their share prices. In periods such as this past year, capital became unavailable to REITs not just as a result of a supply-demand imbalance but also because the market perceived that REITs lacked good investment opportunities. We believe that just the opposite may occur in the coming months; if the opportunity set for REITs expands, so will their P/E ratios, and capital availability will no longer be an issue.

     Interestingly, especially at current prices, a slowdown in economic growth may not have a meaningful impact on REIT share prices for three reasons. First, REITs are cheaper today than at any time in the past,

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                                       2



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

including before and during economic recessions. Second, REIT dividends are extremely secure due to the long-term nature of leases that produce earnings, the low payout ratios that are prevalent in the industry and the modest use of leverage. Further, economic weakness appears certain to precipitate further interest rate declines and in this environment, REITs will be very attractive to both equity and income-oriented investors alike. And third, worsening economic conditions will further expand the range of acquisition opportunities available to REITs, again, just like in the early 1990's.

     From an investment strategy standpoint, it is important to note that in the environment we foresee, not all REITs will emerge as winners. Unfortunately, there are many companies that used excessive leverage, pursued irrational business plans and failed to adhere to practices that would have enhanced shareholder value. The experience of the past year has served to clearly distinguish companies and management teams that are capable of weathering economic storms and exercising financial discipline. These are the biggest potential winners in the real estate industry in the next few years. We have utilized the recent period of price weakness to increase the Fund's exposure to companies with these positive attributes while maintaining our current income discipline.

     Perhaps the biggest hurdle that REITs will have to overcome is that they have performed so poorly recently and have failed to provide the defensive characteristics that have been their hallmark for many years. Their decline, in our opinion, had nothing to do with their intrinsic nature, but had everything to do with the position of the real estate cycle. If we are correct in assuming that we are about to enter a new phase of that cycle, and that there is the prospect of renewed growth, investors will regain confidence in the ability of REITs to provide consistently satisfactory returns going forward.

Sincerely,

                        MARTIN COHEN                       ROBERT H. STEERS
                        MARTIN COHEN                       ROBERT H. STEERS
                        President                          Chairman

                                             STEVEN R. BROWN
                                             STEVEN R. BROWN
                                             Senior Vice President
                                             Cohen & Steers Capital Management, Inc.

   Cohen & Steers is now online at www.cohenandsteers.com. Visit our website for daily navs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                                       3



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1998 (UNAUDITED)

                                                                            NUMBER OF                     DIVIDEND
                                                                             SHARES         VALUE          YIELD*
                                                                            ---------    -----------   ---------------
EQUITIES                                                         95.18%
  COMMON STOCK                                                   86.43%
     APARTMENT/RESIDENTIAL                                        9.71%
          Apartment Investment & Management Co. -- Class A............         9,800     $   369,950           5.96%
          Camden Property Trust.......................................        40,200       1,123,087           8.96
          Camden Property Trust, 2.25%, Series A (Convertible
            Preferred)                                                        56,700       1,424,587           7.23
          Charles E. Smith Residential Realty.........................        24,800         753,300           6.85
          Summit Properties...........................................        76,000       1,444,000           8.58
                                                                                         -----------
                                                                                           5,114,924
                                                                                         -----------
     DIVERSIFIED                                                  3.10%
          Pacific Gulf Properties.....................................        81,000       1,630,125           8.35
                                                                                         -----------
     HEALTH CARE                                                 16.47%
          ElderTrust..................................................        84,900       1,241,662           9.98
          Health Care Property Investors..............................        50,000       1,650,000           8.00
          Healthcare Realty Trust.....................................        63,700       1,624,350           8.24
          Meditrust Corp. ............................................        44,100         752,456          14.42
          Nationwide Health Properties................................        59,300       1,334,250           7.47
          Omega Healthcare Investors..................................        63,300       2,069,119           8.20
                                                                                         -----------
                                                                                           8,671,837
                                                                                         -----------
     INDUSTRIAL                                                   2.80%
          First Industrial Realty Trust...............................        57,900       1,476,450           8.31
                                                                                         -----------

     OFFICE                                                      15.12%
          Arden Realty Group..........................................        58,400       1,303,050           7.53
          Brandywine Realty Trust.....................................        47,900         916,087           7.95
          Crescent Real Estate Equities Co. ..........................        50,500       1,275,125           8.71
          Highwoods Properties........................................        49,400       1,370,850           7.78
          Mack-Cali Realty Corp. .....................................        43,700       1,311,000           7.33
          SL Green Realty Corp. ......................................        24,400         512,400           6.67
          SL Green Realty Corp., 8.00%, Series A (Convertible
            Preferred)................................................        53,100       1,274,400           8.33
                                                                                         -----------
                                                                                           7,962,912
                                                                                         -----------
     OFFICE/INDUSTRIAL                                            6.66%
          Prime Group Realty Trust....................................        30,000         502,500           8.06
          Reckson Associates Realty Corp., 7.625%, Series A
            (Convertible Preferred)...................................        73,900       1,616,563           8.73
          TriNet Corporate Realty Trust...............................        42,500       1,386,563           7.85
                                                                                         -----------
                                                                                           3,505,626
                                                                                         -----------

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                                       4



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1998 (UNAUDITED)

                                                                            NUMBER OF                     DIVIDEND
                                                                             SHARES         VALUE          YIELD*
                                                                            ---------    -----------   ---------------
     SHOPPING CENTER                                             30.05%
       COMMUNITY CENTER                                          14.91%
          CenterTrust Retail Properties...............................        84,900     $ 1,103,700          11.08%
          Developers Diversified Realty Corp..........................        29,600         540,200           7.18
          Federal Realty Investment Trust.............................        22,200         502,275           7.78
          Glimcher Realty Trust.......................................        62,900       1,077,163          11.21
          JDN Realty Corp. ...........................................         4,900         112,700           6.26
          Pan Pacific Retail Properties...............................       105,800       1,970,525           8.16
          Pennsylvania REIT...........................................        69,300       1,420,650           9.17
          Saul Centers................................................        66,000       1,122,000           9.18
                                                                                         -----------
                                                                                           7,849,213
                                                                                         -----------
       FACTORY OUTLET CENTER                                      4.46%
          Prime Retail................................................       144,089       1,413,868          12.03
          Prime Retail, 8.50%, Series B (Convertible Preferred).......        14,100         239,700          12.47
          Tanger Factory Outlet Centers...............................        30,500         691,969          10.58
                                                                                         -----------
                                                                                           2,345,537
                                                                                         -----------
       REGIONAL MALL                                             10.68%
          CBL & Associates Properties.................................        45,300       1,166,475           7.22
          General Growth Properties, 7.25%, Series A (Redeemable
            Preferred)................................................        41,700       1,045,106           7.22
          JP Realty...................................................        74,700       1,662,075           8.09
          Macerich Co. ...............................................        26,300         706,813           6.85
          The Mills Corp. ............................................        44,900       1,043,925           8.39
                                                                                         -----------
                                                                                           5,624,394
                                                                                         -----------
          TOTAL SHOPPING CENTER.......................................                    15,819,144
                                                                                         -----------
     SPECIALTY                                                    2.52%
          Entertainment Properties Trust..............................        71,600       1,324,600           8.65
                                                                                         -----------
               TOTAL COMMON STOCK (Identified cost -- $50,514,310)....                    45,505,618
                                                                                         -----------
  PREFERRED STOCK                                                 8.75%
          Apartment Investment & Management Co., 9.00%, Series C......        52,000       1,173,250           9.97
          Apartment Investment & Management Co., 9.375%, Series G.....        62,400       1,482,000           9.85
          Colonial Properties Trust, 8.75%, Series A..................        30,000         731,250           8.98
          Crown American Realty Trust, 11.00%, Series A...............         9,800         484,488          11.13
          Liberty Properties Trust, 8.80%, Series A...................        29,600         738,150           8.82
                                                                                         -----------
               TOTAL PREFERRED STOCK (Identified
                 cost -- $4,874,441)..................................                     4,609,138
                                                                                         -----------
               TOTAL EQUITIES (Identified cost -- $55,388,751)........                    50,114,756
                                                                                         -----------

                                                                            PRINCIPAL
                                                                             AMOUNT
                                                                            ---------
  COMMERCIAL PAPER                                                2.93%
          Aluminum Company of America, 5.60%, 10/01/98
            (Identified cost -- $1,545,000)...........................      $1,545,000     1,545,000
                                                                                         -----------
TOTAL INVESTMENTS (Identified cost -- $56,933,751)..........     98.11%                   51,659,756
OTHER ASSETS IN EXCESS OF LIABILITIES.......................      1.89%                      994,539
                                                                -------                  -----------
NET ASSETS..................................................    100.00%                  $52,654,295
                                                                -------                  -----------
                                                                -------                  -----------

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                                       5



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1998 (UNAUDITED)

CLASS A
          Net Assets..................................................                   $34,123,861
                                                                                         -----------
          Shares of capital stock outstanding.........................                     3,171,452
                                                                                         -----------
          Net asset value and redemption value per share'D'                                   $10.76
                                                                                              ------
                                                                                              ------
          Maximum offering price per share ($10.76[div]0.955)'DD'.....                        $11.27
                                                                                              ------
                                                                                              ------
CLASS B
          Net Assets..................................................                   $ 9,702,954
                                                                                         -----------
          Shares of capital stock outstanding.........................                       905,942
                                                                                         -----------
          Net asset value and redemption value per share'D'...........                        $10.71
                                                                                              ------
                                                                                              ------
CLASS C
          Net Assets..................................................                   $ 8,592,449
                                                                                         -----------
          Shares of capital stock outstanding.........................                       802,362
                                                                                         -----------
          Net asset value and redemption value per share'D'...........                        $10.71
                                                                                              ------
                                                                                              ------
CLASS I
          Net Assets..................................................                   $   235,031
                                                                                         -----------
          Shares of capital stock outstanding.........................                        21,828
                                                                                         -----------
          Net asset value and redemption value per share'D'...........                        $10.77
                                                                                              ------
                                                                                              ------

------------------------
 * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
 'D' Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
'DD'  On investments of $100,000 or more, the offering price is reduced.

                             FINANCIAL HIGHLIGHTS*
                         SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                                         NET ASSET VALUE
                                                               NET ASSETS                                   PER SHARE
                                           ---------------------------------------------------    -----------------------------
                                             CLASS A       CLASS B       CLASS C      CLASS I     CLASS A    CLASS B    CLASS C
                                           -----------    ----------    ----------    --------    -------    -------    -------
NET ASSET VALUE:
Beginning of period: 12/31/97**.........   $34,621,545            $0            $0          $0    $ 12.32    $ 12.35    $ 12.31
                                           -----------    ----------    ----------    --------    -------    -------    -------
    Net investment income...............   $ 1,835,601    $  311,372    $  277,857    $  3,040    $  0.52    $  0.46    $  0.45
    Net realized and unrealized loss on
      investments.......................    (5,854,945)   (1,186,462)   (1,080,709)    (20,901)     (1.57)     (1.59)     (1.54)
    Distributions from net investment
      income............................    (1,800,131)     (361,112)     (323,328)     (3,660)     (0.51)     (0.51)     (0.51)
                                                                                                  -------    -------    -------
    Capital stock transactions:
         Sold...........................    23,629,771    11,054,573    10,551,102     253,735
         Distributions reinvested.......       792,628        89,701        93,627       3,660
         Redeemed.......................   (19,100,608)     (205,118)     (926,100)       (843)
                                           -----------    ----------    ----------    --------
Net increase (decrease) in net asset
  value.................................      (497,684)    9,702,954     8,592,449     235,031      (1.56)     (1.64)     (1.60)
                                           -----------    ----------    ----------    --------    -------    -------    -------
End of period: 9/30/98..................   $34,123,861    $9,702,954    $8,592,449    $235,031    $ 10.76    $ 10.71    $ 10.71
                                           -----------    ----------    ----------    --------    -------    -------    -------
                                           -----------    ----------    ----------    --------    -------    -------    -------


                                          CLASS I
                                          -------
NET ASSET VALUE:
Beginning of period: 12/31/97**.........  $ 11.99
                                          -------
    Net investment income...............  $  0.14
    Net realized and unrealized loss on
      investments.......................    (1.19)
    Distributions from net investment
      income............................    (0.17)
                                          -------
    Capital stock transactions:
         Sold...........................
         Distributions reinvested.......
         Redeemed.......................

Net increase (decrease) in net asset
  value.................................    (1.22)
                                          -------
End of period: 9/30/98..................  $ 10.77
                                          -------
                                          -------

------------------------
 * Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

** Commencement of Operations for Classes B, C and I were January 15, 1998, January 14, 1998 and July 15, 1998, respectively.

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                                       6

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and
Assistant Treasurer

William Goodwin
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUB-ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, NW
Washington, DC 20006

NASDAQ Symbol: Class A - CSEIX
Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund.


                                       7


                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as..................................   'D'
The double dagger symbol shall be expressed as...........................  'DD'
The division sign shall be expressed as.................................. [div]